                                                                Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  August 25, 2004

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                          $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------

(ii)    Amount of principal being paid or distributed in respect of the Class A-2
        Notes:
                     $16,029,484.28
                  --------------------
                (  $ 0.0000356        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------

(iii)   Amount of interest being paid or distributed in respect of the Class A-1
        Notes:
                          $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------

(iv)    Amount of interest being paid or distributed in respect of the Class A-2
        Notes:
                     $1,283,870.51
                  --------------------
                (  $ 0.0000029        , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------

(v)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:
                         $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:
                         $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------

        (3)  Balance on Class A-1 Notes:
                         $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of Class A-1 Notes)
                  --------------------

        (4)  Balance on Class A-2 Notes:
                         $0.00
                  --------------------
                (  $          -       , per $1,000 original principal amount of Class A-2 Notes)
                  --------------------

(vi)    Payments made under the Cap Agreement on such date:       $0.00
                                                             ----------------

                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------
                ( $0.00               with respect to the Class A-2 Notes;
                  --------------------
                  and the total outstanding amount owed to the Cap Provider:      $0.00
                                                                               -----------

(vii)   Pool Balance at the end of the related Collection Period:      $297,960,584.97
                                                                      ------------------

(viii)  After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:                $0.00
                                                                               -----------
             (2)  Pool Factor for the Class A-1 Notes:                -
                                                           -----------------

        (b)  (1)  Outstanding principal amount of Class A-2 Notes:     $297,960,584.97
                                                                      ------------------

             (2)  Pool Factor for the Class A-2 Notes:       0.66213463
                                                           -----------------




                                Page 5 of 6 pages



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                                                                        Page 2

(ix)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  1.2800000%     for the period
                  -----------
             (2)  The Student Loan Rate was:         4.0533415%
                                                     -----------
        (b)  Note Interest Rate for the Class A-1 Notes:          1.4100000%     (Based on 3-Month LIBOR)
                                                                  ------------
        (c)  Note Interest Rate for the Class A-2 Notes:          1.6000000%     (Based on 3-Month LIBOR)
                                                                  ------------

(x)          Amount of Master Servicing Fee for  related Collection Period:           $380,856.71
                                                                                      --------------

                   $ 0.000003809      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000846      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xi)         Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                                      ---------------

                   $ 0.000000030      , per $1,000 original principal amount of Class A-1 Notes.
                  --------------------
                   $ 0.000000007      , per $1,000 original principal amount of Class A-2 Notes.
                  --------------------

(xii)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $537,601.21
                                                                                                ----------------


        (b)  Delinquent Contracts                     # Disb.      %               $ Amount        %
                                                     -------       -               --------        -
             30-60 Days Delinquent                      615      2.22%           $  7,467,852     3.03%
             61-90 Days Delinquent                      232      0.84%           $  2,613,009     1.06%
             91-120 Days Delinquent                     143      0.52%           $  1,282,684     0.52%
             More than 120 Days Delinquent              182      0.66%           $  3,172,940     1.29%
             Claims Filed Awaiting Payment               58      0.21%           $    583,688     0.24%
                                                     ------      ----            ------------     ----
                TOTAL                                 1,230      4.44%           $ 15,120,173     6.14%

        (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:          $       -
                                                                                                    -----------
        (d)  Reserve Account Balance                                                                 $5,494,826
                                                                                                    -----------
             Draw for this Distribution Date                                                         $ -
                                                                                                    -----------

(xiii)  Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:     $70,647.77
                                                                                               -------------

(xiv)   Amount received from Securities Insurer with respect to the Securities
        Guaranty Insurance Policy:
             $0.00
        --------------------

(xv)    Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
        to the Securities Guaranty Insurance Policy:        $0.00
                                                        ---------------

(xvi)   The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:      $46,590.54
                                                                                       -------------

(xvii)  The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:      $0.00
                                                                                       -------------

(xviii) The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:         $0.00
                                                                                       -------------

(xix)   The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:         $0.00
                                                                                       -------------
        and the amount of any Termination Pymt either paid by or made to the Trust
        on such Distribution Date:     $0.00
                                   ----------

                                Page 6 of 6 pages